UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
September 27, 2017
Date of Report (Date of earliest event reported)
GAIN CAPITAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35008	20-4568600
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
Bedminster One
135 Route 202/206
Bedminster, New Jersey 07921
(Address of Principal Executive Offices)
(908) 731-0700
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 27, 2017, the Board of Directors of GAIN Capital Holdings, Inc. (the "Company"), appointed Alex Goor to serve as a Class II Director of the Company. The Company announced the appointment in a press release issued on October 3, 2017, a copy of which is attached as Exhibit 99.1 to this Current Report (the "Release").

Item 8.01 Other Events

In the Release, the Company also announced that Joseph A. Schenk, a current independent Director of the Company, was appointed Chairman of the Company's Board of Directors, replacing Peter Quick effective as of September 27, 2017. Mr. Quick will continue to serve as a member of the Board of Directors.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of GAIN Capital Holdings, Inc., dated October 3, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 3, 2017

GAIN CAPITAL HOLDINGS, INC.

By:	/s/ Diego Rotsztain
Name:	Diego Rotsztain
Title:	EVP and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press Release of GAIN Capital Holdings, Inc., dated October 3, 2017